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                              EXHIBIT (10.1)(a)(2)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                             SOLICITATION AMENDMENT

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AMENDMENT NUMBER:          SOLICITATION NUMBER              EFFECTIVE DATE OF AMENDMENT:          PROGRAM:
           1                       YH6-0012                       October 1, 1996                OMC/ LTC
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OFFEROR'S NAME AND ADDRESS:

Ventana Health Systems, Inc
2510 W. Dunlap Avenue, Suite #300
Phoenix, Arizona 85021

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PURPOSE OF AMENDMENT: (1) To clarify which behavioral health and Traumatic Brain
Injury costs are covered under reinsurance; (2) to amend the instructions for preparing the nursing home roster (Attachment G) to delete all references to a nursing home network diskette, which will not be used; (3) to change the date of the Technical Assistance Conference.
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THE SOLICITATION REFERENCED ABOVE IS AMENDED AS FOLLOWS:


          (1) Page 2 of this amendment contains a revision of Section D, Paragraph 43, Reinsurance. The changes are indicated as either deleted text (shown like this) or added text (shown like this). The purpose of the revision is to clarify that the only behavioral health/TBI costs which qualify for reinsurance are those identified as part of the institutional or HCBS setting, and which have been authorized in advance by AHCCCSA. No other ALTCS covered services (except for acute inpatient hospitalizations) qualify for reinsurance reimbursement.

          (2) Attachment G is replaced in its entirety by Attachment G (First Revision), attached hereto. There will be no nursing facility computer disk issued and offerors will use instead the county-by-county rosters included in the new Attachment G. All references to use or preparation of the nursing facility network disk are hereby deleted.

          (3) The Technical Assistance Conference, if necessary, originally scheduled for Monday, May 6, has been rescheduled for Friday, May 10 at 3 pm in the Arizona Room (701 E. Jefferson).

NOTE TO OFFERORS:

Please enter name and address above, complete signature block below and send a copy of this page only to:
                Mark Renshaw
                AHCCCSA, Contracts and Purchasing
                701 E. Jefferson
                Phoenix, AZ  85034

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EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
SOLICITATION REMAIN UNCHANGED AND IN FULL EFFECT.
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SIGNATURE OF AUTHORIZED REPRESENTATIVE/SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
    James A. Burns

TYPED NAME:                             TYPED NAME:                MICHAEL VEIT
    James A. Burns
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TITLE:                                  TITLE: CONTRACTS & PURCHASING
    Chief Executive Officer                    ADMINISTRATOR
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DATE:                                   DATE:
    5-28-96
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43.      REINSURANCE
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Reinsurance is a stop-loss program provided by AHCCCSA to the Program Contractor for the partial reimbursement of covered inpatient facility medical services incurred for a member beyond an annual deductible. AHCCCSA is self-insured for the reinsurance program which has an initial deductible level and a subsequent coinsurance percentage. For dates of service after 10/1/96 (under regular reinsurance), the Program Contractor will be reimbursed at 75% of allowable charges over the following deductibles:

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         Urban county, with Medicare Part A              $12,000
         Urban county, without Medicare                  $20,000
         Rural county, with Medicare Part A              $ 5,000
         Rural county, without Medicare                  $ 9,000
         Behavioral Health/ Traumatic Brain Injury             0
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Regular reinsurance covers acute inpatient hospitalizations (i.e. anything billed on a UB92). Effective 10/1/96, however, members considered by the AHCCCS Office of the Medical Director (OMD) to be high-cost behavioral health or Traumatic Brain Injured (TBI) will also be covered under regular reinsurance. Placement into an institutional or HCBS setting for these members must be approved in advance by OMD for the Program Contractor to qualify for reinsurance reimbursement. Behavioral Health/ TBI reinsurance will cover the institutional or HCBS setting only. Acute care services and all other ALTCS services are not covered by reinsurance for this population. The Program Contractor will be reimbursed at 75% of allowable charges with no deductible.

Services to members identified as being catastrophically eligible in accordance with OMD policies will be covered under a special catastrophic program instead of the regular reinsurance program. Catastrophic reinsurance coverage for transplants is limited to 85% of the AHCCCS contract amount for the transplant services rendered, or 85% of the Contractor-paid amount, whichever is lower. Catastrophic reinsurance for hemophiliacs is covered at 85% of the Contractor-paid amount. The AHCCCS contracted transplantation rates are available in the Bidders' Library.

AHCCCSA uses inpatient encounter data to determine regular reinsurance benefits. Reimbursement for regular reinsurance benefits will be made to the Program Contractor monthly. AHCCCSA will also provide for a reconciliation of reinsurance payments in the case where encounters used in the calculation of reinsurance benefits are subsequently adjusted or voided.

Encounter data will not be used to determine catastrophic reinsurance benefits. However, this does not relieve the Program Contractor of the responsibility for submitting encounters for catastrophic reinsurance services. The Program Contractor must submit catastrophic reinsurance claims in accordance with the AHCCCS Reinsurance Policy/Procedure Manual. All catastrophic reinsurance claims shall be subject to medical review by AHCCCSA or its designee.

Medical review on regular reinsurance cases will be determined based on statistically valid random sampling. The AHCCCS Office of the Medical Director will generate the sampling and will notify the Program Contractor of documentation needed for the retrospective medical review process to occur at the Program Contractor's offices. The results of the medical review sampling will be extrapolated to the Program Contractor's entire regular reinsurance reimbursement population. A partial recoupment of reinsurance reimbursements made to the Program Contractor may occur based on the results of the medical review sampling.